Exhibit 10.3

STRICTLY CONFIDENTIAL

June 15, 2012

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Citibank, N.A.,

as Administrative Agent

1615 Brett Road, Building #3

New Castle, DE 19720

Attention: Bank Loan Syndications

Facsimile: (212) 994-0961

Re: ACCOUNTING CHANGE NOTICE, AMENDMENT AND NOTICE OF AMENDMENT TO PARENT CREDIT AGREEMENT

We refer to (i) the Second Amended and Restated Credit Agreement dated as of October 20, 2011 among Alenco Inc. (“Alenco”), the financial and other institutions named therein from time to time as Lenders and Citibank. N.A. as administrative agent (the “Credit Agreement”) and (ii) the Second Amended and Restated Guaranty dated as of October 20, 2011 from Encana Corporation (“Guarantor”) in favor of the lender parties referred to therein (the “Guaranty”). Terms and expressions defined in the Credit Agreement which are used and not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement.

I.	Accounting Change Notice

As you are aware, in connection with the adoption by Guarantor of U.S. generally accepted accounting principles (“U.S. GAAP”) for 2012 financial reporting, Alenco has adopted U.S. GAAP for its financial reporting purposes. Alenco had previously prepared its financial statements under Canadian generally accepted accounting principles (“Canadian GAAP”) which, commencing in 2011, included International Financial Reporting Standards (“IFRS”), which are generally accepted accounting principles for publicly accountable enterprises in Canada.

Pursuant to Section 1.03(a) of the Credit Agreement, Alenco hereby notifies the Agent that:

(a)	a change in GAAP, as a result of the conversion to U.S. GAAP, has occurred;

(b)	such change is material in respect of the calculation of certain financial terms set forth in the Credit Agreement; and

(c)	such change caused:

(i)	certain amounts required to be determined pursuant to the definitions of “Consolidated Net Worth”, “Consolidated Tangible Assets” and “Consolidated Net Tangible Assets”, and “Section 6.01(f) Consolidated Net Tangible Assets” contained in the Credit Agreement, and

(ii)	certain asset value amounts required to be determined pursuant to the Credit Agreement,

for the purposes of certain financial tests in Section 6.01(d) and (f) of the Credit Agreement, and certain financial terms used in the definitions of the Credit Agreement (each, a “Financial Covenant/Term”) to be materially different than the amount that would be determined without giving effect to such change (collectively, the “Accounting Changes”).

Alenco desires to amend such Financial Covenants/Terms to make appropriate adjustments to eliminate the effect of the Accounting Changes.

The criterion for changes to the Financial Covenants/Terms is set forth in Section 1.03(b) of the Credit Agreement:

“...the result of the evaluation of the Borrower’s financial condition shall be substantially the same after such Accounting Change as if such Accounting Change had not been made.”

The Accounting Changes have occurred as a result of the transition to U.S. GAAP as of January 1, 2012. The adoption of U.S. GAAP has resulted in a number of differences between Guarantor’s previously reported 2011 year end IFRS results and the recently released 2011 year end U.S. GAAP results. By far the most significant difference relates to the ceiling test for property, plant and equipment and the resulting impact on assets and shareholders’ equity. In each year from 2008-2011 there were ceiling test impairment differences between U.S. GAAP and IFRS. These impairments and their approximate impact on the financial statements are fully described in Note 27 to the Consolidated Financial Statements for the year ended December 31, 2011 which contains IFRS to U.S. GAAP reconciliations for comparative purposes as at and for the years ended December 31, 2011 and December 31, 2010.

Under U.S. GAAP, ceiling test impairments are recognized when the capitalized costs aggregated by country exceed the sum of the estimated after-tax future net cash flows from proved reserves using the 12-month average trailing prices, discounted at 10 percent. The discounted future net cash flows relating to proved oil and gas reserves are an indication of neither the fair market value of Guarantor’s oil and gas properties, nor the future net cash flows expected to be generated from such properties. U.S. GAAP does not allow ceiling test impairments to be subsequently reversed in the future.

The Accounting Changes have resulted in:

(a)	a material reduction to Consolidated Net Worth which impacts the results obtained under the Consolidated Debt to Consolidated Capitalization Ratio and the thresholds in Sections 6.01(d) and 6.01(f) under the Credit Agreement;

(b)	material reductions to Consolidated Tangible Assets, Consolidated Net Tangible Assets and Section 6.01 Consolidated Net Tangible Assets, which impact the maximum permitted amount of certain Guarantor Indebtedness and of Financing Debt of certain Subsidiaries of Guarantor in Section 6.01(f), the threshold in the definition of Restricted Subsidiary in Section 1.01, the threshold in the definition of 6.01(f) Restricted Subsidiary in Section 6.01(f), and the maximum amount of aggregate secured Indebtedness permitted pursuant to the proviso in Section 5.02(b)(i), respectively, under the Credit Agreement; and

(c)	Material reductions in the amount of the assets of Guarantor and its Subsidiaries which impact the determination of the amount of the assets of the relevant Subsidiary and the amount of the consolidated assets of Guarantor and its Subsidiaries in the definition of Material Subsidiary and Material Guarantor Subsidiary under the Credit Agreement.

Please find attached supporting financial information in Schedule 1 relating to the calculation of Consolidated Net Worth, Consolidated Tangible Assets, Consolidated Net Tangible Assets, Section 6.01(f) Consolidated Net Tangible Assets, the Consolidated Debt to Consolidated Capitalization Ratio, the Guarantor Indebtedness and the Financing Debt of certain Subsidiaries (Section 6.01(f)), the thresholds in Sections 6.01(d) and 6.01(f) of the Credit Agreement and in the definitions of Restricted Subsidiary in Section 1.1 and Section 6.01(f) Restricted Subsidiary in Section 6.01(f) and the maximum amount of aggregate secured Indebtedness permitted pursuant to the proviso in Section 5.02(b)(i) of the Credit Agreement.

II.	Amendments to Credit Agreement

As a result of the Accounting Changes, Alenco has requested, and the Required Lenders have indicated their willingness, on the terms and conditions stated below, to agree to the following amendments to the Credit Agreement:

(d)	Section 1.01 is amended by inserting the following after the words “Non-Recourse Assets of the Guarantor” in the definition of Consolidated Net Worth: “and without giving effect to the non-cash ceiling test impairments and other changes in aggregate of $7,746,000,000 as at December 31, 2011 as a consequence of the adoption of U.S. GAAP”;

(e)	Section 1.01 is amended by inserting the following after the words “Non-Recourse Assets of the Guarantor” in the definition of Consolidated Tangible Assets: “and without giving effect to the non-cash ceiling test impairments and other changes in aggregate of $10,585,000,000 as at December 31, 2011 as a consequence of the adoption of U.S. GAAP”;

(f)	Section 1.01 is amended by deleting the last two lines of the definition of Consolidated Net Tangible Assets beginning with “in each case” and replacing them with the following: “and adding back the non-cash ceiling test impairments and other changes in aggregate of $11,251,000,000 as at December 31, 2011 as a consequence of the adoption of U.S. GAAP, in each case, as shown on the most recent annual audited or quarterly unaudited consolidated balance sheet of such Person computed in accordance with GAAP.”;

(g)	Section 6.01(f) is amended by deleting the last two lines of the definition of Section 6.01(f) Consolidated Net Tangible Assets beginning with “in each case” and replacing them with the following: “and adding back the non-cash ceiling test impairments and other changes in aggregate of (i), if such Person is Borrower, $6,290,000,000 and (ii) if such Person is Guarantor, $11,251,000,000, as at December 31, 2011 as a consequence of the adoption of U.S. GAAP, in each case, as shown on the most recent annual audited or quarterly unaudited consolidated balance sheet of such Person computed in accordance with GAAP.”;

(h)	Section 1.01 is amended by inserting the following after the words “as reflected therein” in the definition of Material Guarantor Subsidiary: “without giving effect to the non-cash ceiling test impairments and other changes as at December 31, 2011 as a consequence of the adoption of U.S. GAAP,”; and

(i)	Section 1.01 is amended by inserting the following after the word “hereunder” in the definition of Material Subsidiary: “without giving effect to the non-cash ceiling test impairments and other changes as at December 31, 2011 as a consequence of the adoption of U.S. GAAP”.

(j)	Section 1.01 is amended by adding a new definition of “U.S. GAAP” in alphabetical order, which reads as follows:

“U.S. GAAP means generally accepted accounting principles in the United States of America in effect from time to time.”

The amendment to the definition of Consolidated Net Worth allows the same quantum of debt for purposes of the Consolidated Debt to Consolidated Capitalization Ratio in Section 6.01(f) under U.S. GAAP as was allowed under Canadian GAAP and the same maximum limit for the thresholds in Sections 6.01(d) and 6.01(f) under U.S. GAAP as was allowed under Canadian GAAP. The amendments to the definitions of Consolidated Tangible Assets. Consolidated Net Tangible Assets and Section 6.01 Consolidated Net Tangible Assets allows the same maximum limit for the Financing Debt of certain Subsidiaries (Section 6.01(f)) and for the same amount of aggregate secured Indebtedness permitted pursuant to the proviso in Section 5.02(b)(i) and the same threshold for the determination of a Restricted Subsidiary pursuant to the definition thereof contained in Section 1.01, and of a Section 6.01(f) Restricted Subsidiary in Section 6.01(f), as was allowed under Canadian GAAP. The amendments to the definition of a Material Subsidiary and Material Guarantor Subsidiary allow the same determination of the value of the assets of the relevant Subsidiary and the value of the consolidated assets of Guarantor and its Subsidiaries as was determined under Canadian GAAP.

III.	Notice of Amendment to Parent Credit Agreement

Pursuant to Section 7(a) of the Guaranty, the Guarantor hereby requests, and the Required Lenders have indicated their willingness to consent, on the terms and conditions stated below, that the amendments to the financial definitions in the Parent Credit Agreement set forth on Schedule II hereto (the “Parent Amendments”) shall become effective for the purposes of the Guaranty.

IV.	Miscellaneous

The amendments set forth in Section II above and the consent set forth in Section III above (collectively, the “Amendment”) shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this letter executed by the undersigned and the Required Lenders. The Amendment is made in accordance with the provisions of Section 8.01 of the Credit Agreement.

On and after the effectiveness of the Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by the Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of the Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter by telecopier shall be effective as delivery of a manually executed counterpart of this letter.

The Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Yours truly,

ALENCO INC.

By:	/s/ Sherri A. Brillon

	Name:	Sherri A. Brillon
	Title:	President

By:	/s/ Gerald T. Ince

	Name:	Gerald T. Ince
	Title:	Treasurer

ENCANA CORPORATION

By:	/s/ Sherri A. Brillon

	Name:	Sherri A. Brillon
	Title:	Executive Vice-President & Chief Financial Officer

By:	/s/ Jeffrey G. Paulson

	Name:	Jeffrey G. Paulson
	Title:	Corporate Secretary

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By	/s/ Andrew Sidford

	Name:	Andrew Sidford
	Title:	Vice President

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

Bank of America, N.A., Canada Branch

By	/s/ James K.G. Campbell

Name:	JAMES K.G. CAMPBELL
Title:	DIRECTOR

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

{Type or print name of Lender}

By

Name:
Title:

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH

By:	/s/ David Wright

David Wright, Director – Head of Client Management Canada

By:	/s/ Shehan DeSilva

Shehan DeSilva, Vice President

Barclays Bank PLC

By	/s/ May Huang

	Name:	May Huang
	Title:	Assistant Vice President

Agreed as of the date first above written:

JPMorgan Chase Bank, N.A.,

By	/s/ Debra Hrelja

	Name:	DEBRA HRELJA
	Title:	VICE PRESIDENT

Agreed as of the date first above written:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By	/s/ Maria Ferradas

	Name:	Maria Ferradas
	Title:	Vice President

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu

	Name:	Ming K. Chu
	Title:	Vice President

By	/s/ Virginia Cosenza

	Name:	Virginia Cosenza
	Title:	Vice President

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

DNB Bank ASA

By	/s/ Pal Boger

	Name:	PAL BOGER
	Title:	VICE PRESIDENT

By	/s/ Kristie Li

	Name:	Kristie Li
	Title:	First Vice President

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

GOLDMAN SACHS LENDING PARTNERS LLC

By	/s/ Michelle Latzoni

	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

Wells Fargo Bank
{Type or print name of Lender}

By	/s/ Jonathan Herrick

	Name:	Jonathan Herrick
	Title:	Assistant Vice President

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

EXPORT DEVELOPMENT CANADA
{Type or print name of Lender}

By	/s/ Richard Leong

	Name:	Richard Leong
	Title:	Asset Manager

By	/s/ Talal M. Kairouz

	Name:	Talal M. Kairouz
	Title:	Senior Asset Manager

The Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Yours truly,

ALENCO INC.

By:

Gerald T. Ince
Treasurer

ENCANA CORPORATION

By:

Name:
Title:

By:

Name:
Title:

Agreed as of the date first above written:

CITIBANK, N.A., as Administrative Agent and as Lender

By

Name:
Title:

BNP Paribas
{Type or print name of Lender}

By	/s/ Claudia Zarate

Name: Claudia Zarate
Title: Director

By	/s/ Angela B. Arnold

Name: Angela B. Arnold
Title: Managing Director